UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2006

Avon Products, Inc.
(Exact name of registrant as specified in its charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York 10105-0196
(Address of principal executive offices) (Zip Code)

(212) 282-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 Other Events

     On November 16, 2006, Avon Products, Inc. (the “Company”) entered into a Master Human Resources Services Agreement (the “Agreement”) with International Business Machines Corporation (“IBM”). The Agreement is a strategic multi-year business partnership by which IBM will provide the Company with a portfolio of specialized human resources services and technologies.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

99	Press Release dated November 16, 2006

(Page 2 of 3 Pages)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By	/s/ Kim K. Azzarelli

Kim K. Azzarelli
Vice President, Associate General Counsel and Corporate Secretary

Date: November 16, 2006

(Page 3 of 3 Pages)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99	Press Release dated November 16, 2006